GEABP 2/11/03



                             STOCK PLEDGE AGREEMENT


     STOCK PLEDGE AGREEMENT,  dated  as of 19 February,  2003  between  Berkeley
(USA) Holdings Limited, a California company ("Pledgor") and The Governor and Company of the Bank of Scotland, a bank organized under the laws of Scotland ("Pledgee"), delivered pursuant to the Term Loan and Guarantee Facility of up to $23,000,000, dated as of December 20, 2002 (the "Amended and Restated Facility Agreement"), among each of the borrowers named thereunder (the "Borrowers") and Pledgee.

                              W I T N E S S E T H:

     WHEREAS, Pledgor owns the number of shares of capital stock of the corporation listed on Schedule I hereto.

     WHEREAS,  pursuant to the Amended and Restated  Facility  Agreement,  under
which  Pledgee  has  agreed  to  make  available   loans  and  other   financial
accommodations (together herein, the "Loans") to the Borrowers;

     WHEREAS, it is a condition to the provision of the Loans by Pledgee pursuant to the Amended and Restated Facility Agreement that Pledgor shall have executed and delivered to Pledgee this Agreement;

     NOW, THEREFORE, in consideration of the premises and the covenants set forth herein and in the Amended and Restated Facility Agreement, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used but not defined herein and defined in the Amended and Restated Facility Agreement are used herein as therein defined. References to this "Agreement" shall mean this Stock Pledge Agreement as the same may be in effect at the time such reference becomes operative, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing.

     2. Pledge. Pledgor hereby pledges, assigns, grants a security interest in, transfers and delivers unto Pledgee each of the following (the "Collateral"):

          (a) all of Pledgor's right, title and interest in and to the shares (the "Pledged Shares") of capital stock described in Schedule I hereto and the certificates, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares (the "Additional Shares") of capital stock or other equity interest of any issuer of any Pledged Shares from time to time acquired by Pledgor in any manner and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (c) all other rights  appurtenant to the property described in clauses
     (a) and (b) above (including, without limitation, voting rights); and

          (d) all cash and non-cash proceeds of any and all of the foregoing.

     Certificates  representing  the  certificated  Pledged  Shares set forth on
Schedule I hereto, accompanied by proper instruments of assignment duly executed in blank by Pledgor, are herewith delivered to Pledgee. Promptly upon Pledgor's acquisition of any Additional Shares, Pledgor, will (i) deliver proper instruments of assignment duly executed in blank by Pledgor together with any certificates representing such Additional Shares, whereupon such Additional Shares shall be Pledged Shares; and (ii) amend Schedule I to include such Additional Shares. Any Collateral which may at any time be in the possession of Pledgor shall be promptly delivered to Pledgee, and prior thereto, shall be deemed to be held in trust on behalf of Pledgee. Pledgee is hereby authorized upon an Event of Default to hold any and all of the Collateral delivered to it in its own name, or, at Pledgee's option, to cause such items to be transferred to and held in the name of a nominee.

     If any securities now or hereafter acquired by the Pledgor are uncertificated and are issued to the Pledgor or its nominee directly by the issuer thereof, the Pledgor shall immediately notify the Pledgee thereof and, at the Pledgee's request and option, under an agreement in form and substance satisfactory to the Pledgee, either (a) cause the issuer to agree to comply, without further consent of the Pledgor or such nominee, at any time with instructions from the Pledgee as to such securities, or (b) arrange for the Pledgee to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Pledgor are held by the Pledgor or its nominee through a securities intermediary, the Pledgor shall immediately notify the Pledgee thereof and, at the Pledgee's request and option, under an agreement in form and substance satisfactory to the Pledgee, either (i) cause such securities intermediary to agree to comply, in each case without further consent of the Pledgor or such nominee, at any time with entitlement orders or other instructions from the Pledgee to such securities intermediary as to such securities or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Pledgee to become the entitlement holder with respect to such investment property, with the Pledgor being permitted, only with the consent of the Pledgee, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Pledgee is the securities intermediary.

     3. Obligations Secured. The security interests granted by Pledgor to Pledgee under this Agreement secure (a) the payment and performance of all obligations of the Borrowers whether arising under the Amended and Restated Facility Agreement or any other financing document; (b) performance by Pledgor of its obligations and agreements set forth herein and in each other financing document to which it is a party; (c) all payments made or expenses incurred by Pledgee, including, without limitation, reasonable attorneys fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of Pledgee, or in the enforcement of the obligations of Pledgor, hereunder; and (d) any renewals, continuations or extensions of any of the foregoing (all of which are referred to herein as the "Obligations").


     4. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee that as of the date hereof, and agrees that each delivery of Additional Shares shall constitute a representation and warranty that as of the date thereof:

          (a) Pledgor is the sole holder of record and beneficial owner of the Pledged Shares set forth on Schedule I hereto (including all Additional Shares required to be listed thereon), free and clear of any pledge, hypothecation, assignment, lien, charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever ("Lien") thereon or affecting the title thereto.

          (b) The Pledged Shares are fully paid and non-assessable, and Pledgor has the right and all requisite corporate authority to pledge, assign, grant a security interest in, transfer and deliver the Collateral to Pledgee as provided herein.

          (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

          (d) No consent, approval, authorization or other order of any Person is required for (i) the execution and delivery of this Agreement by Pledgor or the delivery by Pledgor of the Collateral to Pledgee as provided herein, or (ii) the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally or as otherwise has been obtained.

          (e) The chief executive office of Pledgor is located at its address set forth in Section 18.

          (f) The jurisdiction of formation of Pledgor is California.

          (g) Upon the delivery to Pledgee of the certificates representing the Pledged Shares, duly endorsed to the Pledgee or in blank, Pledgee will have a valid and perfected security interest therein subject to no prior Lien.

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

     5. Rights of Pledgor. Until a Default or an Event of Default shall have occurred:


          (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Amended and Restated Facility Agreement; provided, that Pledgor shall not exercise or shall refrain from exercising such right if, in Pledgee's judgment, such action would have a material adverse effect on the value of the Pledged Shares or any part thereof, and provided, further, that Pledgor shall give Pledgee at least five days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (b) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of an issuer) paid on the Pledged Shares; provided, however, that until actually paid, all rights to such dividends shall remain subject to the Lien of this Agreement. All dividends (other than cash dividends governed by the immediately preceding sentence) and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Pledgee and held by it subject to the Lien created by this Agreement.

     6. Covenants. Pledgor covenants and agrees that until the termination of this Agreement:

     (a) Pledgor will not, without the prior written consent of Pledgee, sell, assign, transfer, mortgage, pledge or otherwise encumber any of its rights in or to the Collateral or any dividends or other distributions or payments with respect thereto or grant a Lien on any thereon, other than as permitted under the Amended and Restated Facility Agreement.

     (b) Pledgor will, at its own expense, execute, acknowledge and deliver all such instruments and take all such action as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the first priority Lien on and to the Collateral intended to be created by this Agreement.

     (c) Pledgor will defend the title to the Collateral and the Lien of Pledgee thereon against the claim of any Person claiming against or through Pledgor and will maintain and preserve such Lien so long as this Agreement shall remain in effect.

     (d) Unless Pledgor shall have given Pledgee not less than 30 days' prior notice thereof, Pledgor will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office.

     7. Remedies.

          (a) Upon the occurrence of a Default or an Event of Default, then or at any time during the continuance of such occurrence, Pledgee is hereby authorized and empowered, at its election, (i) to transfer and register in its or its nominee's name the whole or any part of the Collateral, (ii) to exercise all voting rights with respect thereto, (iii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle prosecute or defend any action or proceeding with respect thereto, (iv) to sell in one or more sales the whole or any part of the Collateral or otherwise to transfer or assign the same, applying the proceeds therefrom to the payment of the Obligations in such order as Pledgee shall determine, and (v) otherwise to act with respect to the Collateral or the proceeds thereof as though Pledgee were the outright owner thereof, Pledgor hereby irrevocably constituting Pledgee as its proxy and attorney-in-fact, with full power of substitution to do so.

          (b) Pledgee shall give Pledgor not less than ten days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral that threatens to decline speedily in value or is of a type customarily sold on a recognized market. Pledgor agrees that such notice constitutes reasonable notice and a "reasonable authenticated notification" within the meaning of Section 9-611(b) of the Uniform Commercial Code. Any sale shall be made at a public or private sale of Pledgee's place of business, at such other location to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and, to the extent permitted by applicable law. Pledgee may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right or equity of redemption, which right or equity is hereby waived and released. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Except as otherwise herein specifically provided for, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

          (c) If, at the original time or times appointed for the sale of the whole or any part of the Collateral, either (i) the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or (ii) if the Collateral be offered for sale in lots, if at any of such sales the highest bid for the lot offered for sale would indicate to Pledgee in its sole discretion the unlikelihood of the proceeds of the sales of the whole of the Collateral being sufficient to discharge all the Obligations, then in either such event Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale. In the event of any such postponement, Pledgee shall give Pledgor notice of such postponement.

          (d) If, at any time when Pledgee shall determine to exercise its rights to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Pledgee may, in its sole and absolute discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 7, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its sole and absolute discretion may (i) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof, and (iv) require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (A) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (B) as to the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on future transfer thereof, (C) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor, any of the issuers of the Pledged Shares, Pledgee, such Person's intentions as to the holding of the Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (D) as to such other matters as Pledgee may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act (or similar statute) and all applicable state securities laws. Pledgor will execute and deliver such documents and take such other action as Pledgee deem necessary or advisable in order that any such sale may be made in compliance with law.

          (e) Pledgor acknowledges that: (i) any sale under the circumstances described in this Section 7 shall be deemed to have been held in a manner which is commercially reasonable, and (ii) notwithstanding the legal availability of a private sale or a sale subject to restrictions of the character described above, Pledgee may, in its sole discretion, elect to seek registration of the Collateral under the Act (or similar statute or any applicable state securities laws) in accordance with its rights under this Section 7. In the event of any such sale under the circumstances described in this Section 7, neither Pledgee nor any Bank shall incur responsibility or liability for selling the whole or any part of the Collateral at a price which Pledgee may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid. Pledgor hereby acknowledges that any sale of any of the Collateral which has not been registered under the Act may be for a price less that which might have been obtained had the Collateral been registered under the Act.

          (f) Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies, shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against Pledgor in any respect.

          (g) The proceeds of any disposition of Collateral shall be applied as follows:

               (i) to the payment of any and all expenses and fees (including reasonable attorneys' fees and disbursements) incurred by Pledgee in connection with the exercise of its rights and remedies hereunder, including, without limitation, expenses and fees in connection with preparing for sale and disposing of Collateral;

               (ii) to the satisfaction of the Obligations in such order as Pledgee may elect;

               (iii) any other payment of any amount required to be paid by Pledgee by law; and

               (iv) upon termination of the commitments of Banks under the Amended and Restated Facility Agreement, as a court of competent jurisdiction may direct.

     8. Exoneration of Pledgee. Other than the exercise of reasonable care in the custody and preservation of the Collateral, Pledgee shall have no duty with respect thereto. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and, to the extent permitted by applicable law, shall not be liable or responsible for any loss or damage to any of the Collateral or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Pledgee in good faith.

     9. Waiver. Pledgor hereby waives, releases and discharges, to the full extent permitted by law, any right which it has or may have at law, in equity or by statute, to require Pledgee to pursue or otherwise avail itself of any rights or remedies which it may have against Pledgor, any other Borrower or any other Person with respect to the payment of any Obligation or performance of the terms, covenants and conditions of the Amended and Restated Facility Agreement and Financing Documents or to pursue or exhaust any of its rights or remedies with respect to any other security for the satisfaction of the Obligations or the performance of the terms, covenants and conditions of the Amended and Restated Facility Agreement. No delay on Pledgee's part in exercising any power of sale or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect.

     10. Assignment. Pledgor may not assign its rights or obligations under this Agreement. In the event of assignment by the Pledgee or any of the Bank's rights under the Amended and Restated Facility Agreement in accordance therewith, the party to whom such assignment is made shall be entitled to the assignor's rights hereunder. Pledgee may grant participations in its rights hereunder.

     11. Termination. At such time as (a) all Obligations (other than indemnity and other contingent obligations, not then due and payable, which survive repayment of the Loans and the termination of the Amended and Restated Facility Agreement) have been fully satisfied and indefeasibly paid, and (b) the Amended and Restated Facility Agreement shall have been terminated, Pledgee shall deliver to Pledgor the Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Lien hereof and all of Pledgor's obligations hereunder shall thereupon terminate; provided, that, the security interest in the Collateral shall continue to be effective or reinstated, as the case may be, if any payment, or any part thereof, of any Obligation is rescinded or must be restored by Pledgee upon the bankruptcy or reorganization of Pledgor, or any other Borrower or otherwise.

     12. Release. Pledgor consents and agrees that Pledgee may at any time, or from time to time, in Pledgee's sole discretion, exchange, release and/or surrender all or any of the Collateral, or any part(s) thereof, by whomever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Obligations; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any collateral and notwithstanding (i) any such exchange, release and/or surrender and/or (ii) any settlement, compromise, surrender, release, renewal or extension of any or all of the Obligations, and/or (iii) that the Obligations may at any time or from time to time exceed the aggregate principal amount outstanding pursuant to the Amended and Restated Facility Agreement.

     13. Expenses. Pledgor will reimburse Pledgee for all expenses (including reasonable expenses for legal services of every kind) of, or incidental to the enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of Pledgee in respect of the Collateral, by litigation or otherwise, including but not limited to expenses of insurance and the reasonable fees and expenses of counsel for Pledgee. All such expenses shall be deemed additional Obligations.

     14. Miscellaneous.

          (a) Pledgee may execute any of its duties hereunder by or through agents or employees. Pledgee may consult with legal counsel and any action taken or suffered in good faith in accordance with the advice of such counsel shall be full justification and protection to it.

          (b) Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith or for any errors of judgment, except for their own gross negligence or willful misconduct.

          (c) This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and Pledgor.

          (d) The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as Pledgee deems expedient and are not exclusive of any rights and remedies Pledgee would otherwise have whether by agreement or now or hereafter existing provided by law.

     15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS THEREOF.

     16. Jurisdiction. Pledgor (a) hereby irrevocably submits to the jurisdiction of the state courts of the State of New York and to the jurisdiction of the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof brought by Pledgee, any of its successors or assigns, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that he is not subject personally to the jurisdiction of the above-named courts, that the Collateral is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, (c) hereby waives and agrees not to seek any review of judgment of any such New York state or federal court by any court of any other jurisdiction which may be called upon to grant an enforcement of such judgment and (d) hereby waives, to the fullest extent permitted by law, and agrees not to assert, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages. Pledgor hereby consents to service of process by registered mail at the address at which notices are to be given. Pledgor agrees that its submission to jurisdiction and its consent to service of process by mail are made for the express benefit of Pledgee. Final judgment against Pledgor in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that Pledgee or any Banks may at its option bring suit, or institute other judicial proceedings, against Pledgor in any state or federal court of the United States or of any country or place where Pledgor may be found or as required by applicable law, rules and regulations.

     17. Further Assurances; Pledgee May Perform.

          (a) At Pledgor's expense, Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will do or cause to be done all such other things as Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights intended to be granted hereunder to Pledgee. To the extent permitted by applicable law, Pledgor hereby authorizes Pledgee to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements (which may be photocopies of this Agreement) which Pledgee in its sole discretion may deem necessary or appropriate.

          (b) If Pledgor fails to perform any act required by this Agreement, Pledgee may perform, or cause performance of, such act, and the expenses of Pledgee incurred in connection therewith shall be governed by Section 13 hereof.

     18. Notices. Except as otherwise provided herein, any notice required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon receipt after transmittal by hand or by Federal Express or similar service, or five business days after deposit in the United States mails, registered first class mail, with proper postage prepaid, and addressed to the party to be notified at the following addresses (or such other address as such party shall designate in a notice delivered to the other party hereunder):

                  (a)      If to Pledgee, at

                           The Governor and Company of
                           the Bank of Scotland
                           The Mound
                           Edinburgh
                           EH1 1YZ

                           Attention:  The Chief Manager

                           with copies to:

                           Maclay Murray Spens.
                           3 Glenfinlas Street
                           Edenburgh EH3 6AQ
                           Attention:  Marcus Pery

                           and

                           Golenbock, Eiseman, Assor, Bell & Peskoe
                           437 Madison Avenue
                           New York, New York  10022
                           Attention:  Andrew C. Peskoe, Esq.

                  (b)      If to Pledgor, at

                           Berkeley (USA) Holdings Limited
                           c/o Berkeley International Capital Limited
                           650 California Street
                           28th Floor
                           San Francisco, CA 94108
                           Attention:

                           with copies to:

                           Berkeley International Capital Corporation
                           650 California Street
                           28th Floor
                           San Francisco, CA 94108
                           Attention:  Robert Cornman, Esq.

     Any notice required to be delivered to Pledgee shall be delivered to it in accordance with the provisions hereof at the addresses specified herein and in the Amended and Restated Facility Agreement, if different. Failure to comply with the provisions set forth above with respect to the delivery of copies shall not impair the validity of any notice otherwise complying with the terms hereof.

     19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     20. Conflicts. Concurrent with the execution of this Agreement, Pledgor has entered into, executed and delivered one or more other documents, agreement and/or instruments in favor of and for the benefit of Pledgee to secure Pledgor's obligations to Pledgee. This Agreement is in addition to and not in substitution of any of such agreements entered into by the parties under English law, including, but not limited to a Deed of Charge. If any term or provision of this Agreement or the application thereof shall, directly conflict with the terms and provisions of the Deed of Charge, the terms and provisions of the Deed of Charge shall control such matter.

     21. Waiver of Jury Trial. PLEDGOR, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN PLEDGEE AND PLEDGOR ARISING OUT OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY NOTE, GUARANTEE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first above written.


BERKELEY (USA) HOLDINGS LIMITED



By:_________________________________________
     Name:
     Title:


THE GOVERNOR AND COMPANY OF
  THE BANK OF SCOTLAND


By:_________________________________________
     Name:
     Title:

                                   SCHEDULE I

                                 PLEDGED SHARES



Class of                             Number of                       Certificate
Issuer                               Shares                            Number(s)

Berkeley Capital
Management

                                   STOCK POWER



For value received, BERKELEY (USA) HOLDINGS LIMITED hereby sells, assigns and irrevocably transfers to The Governor and Company of the Bank of Scotland ______ shares of Common Stock of Berkeley Capital Management, a California company, represented by Certificate No(s). _______, standing in the name of the undersigned on the books of said company.

The undersigned hereby irrevocably constitutes and appoints _______________ _________________________ attorney to transfer the said stock on the books of said company, with full power of substitution in the premises.

Power is given to the holder hereof to fill in any all blanks in this instrument.

The undersigned ratifies and confirms all acts that said attorney or any substitute(s) under this power shall lawfully do by virtue hereof.

Dated as of __________ ___, ____.


                                                 BERKELEY (USA) HOLDINGS LIMITED


                                                 By:  _________________________
                                                      Name:
                                                      Title: